CAPMARK BANK, URBAN DEVELOPMENT FUND II, LLC, and PARAMOUNT COMMUNITY DEVELOPMENT FUND, LLC

and

DVL KEARNY HOLDINGS, LLC

AMENDMENT NO. 2 TO CONSTRUCTION LOAN AGREEMENT

Dated:	as of August 1, 2008
Location:	160 Passaic Avenue Town of Kearny Hudson County, New Jersey

AMENDMENT NO. 2 TO CONSTRUCTION LOAN AGREEMENT

THIS **AMENDMENT NO. 2 TO CONSTRUCTION LOAN AGREEMENT** is made as of the 1st day of August, 2008, between **CAPMARK BANK**, an industrial bank chartered under the laws of the State of Utah, having an office at 100 South Wacker Drive, Suite 400, Chicago, Illinois 60606, Attention: Construction Lending, **URBAN DEVELOPMENT FUND II, LLC**, a Delaware limited liability company having an office c/o Capmark Capital Inc., 1801 California Street, Suite 3700, Denver, Colorado 80202, Attn: Patrick Vahey, and **PARAMOUNT COMMUNITY DEVELOPMENT FUND, LLC**, a Delaware limited liability company having an office at c/o Capmark Capital, Inc., 1801 California Street, Suite 3700, Denver, Colorado 80202 (collectively, the "Lender"), and **DVL KEARNY HOLDINGS, LLC**, a New Jersey limited liability company having an office c/o DVL, Inc., 70 East 55th Street, New York, New York 10022 ("Borrower");

W I T N E S S E T H:

WHEREAS, Borrower and the Lender previously entered into a Construction Loan Agreement dated as of August 14, 2007 (the "Original Construction Loan Agreement") relating to certain loans therein described; and

WHEREAS, Borrower and the Lender amended the Original Construction Loan Agreement pursuant to a certain Amendment No. 1 to Construction Loan Agreement dated as of June 1, 2008 (the "First Amendment"), whereby Lender agreed to extend the term of the Predevelopment Loan Phase for a period of 60 days (the Original Construction Loan Agreement together with the First Amendment is herein collectively referred to as the "Construction Loan Agreement"); and

WHEREAS, Borrower has requested that the Lender further extend the term of the Predevelopment Loan Phase for an additional 6 months and Lender has agreed to so extend the term of the Predevelopment Loan Phase on the condition that Lender shall have no further obligation to make any loan advances pursuant to the Construction Loan Agreement, that Borrower satisfy certain funding requirements for the Project Costs Holdback Account, and such other matters as are more particularly set forth herein; and

WHEREAS, Borrower has failed to satisfy the conditions necessary to extend the term of the Loan beyond the Predevelopment Loan Phase and therefore the maturity date of the Loan is the expiration of the Predevelopment Loan Phase; and

WHEREAS, any term used herein and not otherwise defined shall have the meaning ascribed to such term in the Construction Loan Agreement.

NOW, THEREFORE, in consideration of ten dollars ($10.00) and other good and valuable consideration, the receipt of which is hereby acknowledged, Lender and Borrower hereby covenant and agree as follows:

1. Amendment to Construction Loan Agreement . Effective as of the date hereof, the definition of "Maturity Date" appearing in Exhibit B attached to the Construction Loan Agreement is amended by deleting the same in its entirety and inserting in its place and stead the following:

> Maturity Date: The term "Maturity Date" as used in this Agreement shall mean February 1, 2009, or such earlier date on which the Notes shall become due and payable, whether by acceleration or otherwise.

2. No Further Advances. Effective as of the date hereof, Borrower hereby acknowledges that the current outstanding principal balance of the Loan is $5,595,284 and that, notwithstanding anything contained in the Construction Loan Agreement to the contrary (including, without limitation, Article 11 thereof), Lender shall have no further obligation make any further Advance of the Loan.

3. Funding to Project Costs Holdback. Borrower hereby acknowledges that, prior to the execution hereof, Lender has made an Advance of the Loan equal to $1,100,000 for the purpose of funding the Project Costs Holdback Account, which sum shall be held by Capmark Bank, a Utah industrial bank in accordance with the terms of Article 51 of the Construction Loan Agreement. Notwithstanding anything contained in the Construction Loan Agreement to the contrary (including, without limitation, Article 51 thereof), Borrower shall no right to request that any sums held in the Project Costs Holdback Account be disbursed to Borrower and Lender shall have no obligation to make any Advance with respect to the Project Costs Holdback Account.

4. Interest Reserve. Effective as of the date hereof, Article 17(b) of the Construction Loan Agreement is amended by deleting the same in its entirety and inserting in its place and stead the following:

> "(b) Interest Reserve. Simultaneously with the execution of Amendment No. 2 to Construction Loan Agreement dated as of August 1, 2008, Borrower shall deposit with Lender the sum of $160,000 (the "Loan Interest Reserve") to be reserved for the payment of all interest as it accrues and becomes due and payable on the Loan. The Loan Interest Reserve shall not be disbursed for any purpose other than the payment of interest on the Loan unless otherwise agreed to the contrary by Lender in its sole and absolute discretion, and shall be subject to the pledge of the Pledge and Security Agreement dated as of August 14, 2007 given by the Borrower to the Lender."

5. Cash Deposit. Prior to the execution of this Amendment, Borrower shall have delivered a cash deposit in the principal sum of $500,000 (the "Cash Deposit") to Lender. The Cash Deposit shall be held in an interest bearing blocked account at Capmark Bank, and pledged as additional collateral security for the Loan, which pledge shall be evidenced by a Pledge and Security Agreement dated as of August 1, 2008 given by the Borrower to the Lender (which Pledge and Security Agreement shall constitute a Loan Document). Upon receipt thereof, Lender shall have the right to apply the Cash Deposit in reduction of the Loan upon or at any time after the occurrence of any Event of

Default under the Construction Loan Agreement or any other Loan Document. Provided no Event of Default exists, interest on the Cash Deposit shall be paid monthly to the Borrower. The rights and remedies of the Lender under this Section shall be in addition to any other rights and remedies available to the Lender under any other provision of the Loan Documents or at law or in equity.

6. Defaults; Set Offs; Counterclaims. Borrower acknowledges and agrees that it has no defenses, rights of set off or counterclaims with respect to any of its obligations under the Construction Loan Agreement or any other Loan Documents, and further represent that there are no defaults with respect to any of its obligations under the Construction Loan Agreement or any other Loan Documents.

7. Construction Loan Agreement Ratified. As amended by this Amendment, the Construction Loan Agreement and the other Loan Documents are hereby ratified and confirmed, and remains in full force and effect in accordance with the terms thereof.

8. Reaffirmation of Representations and Warranties. Borrower warrants that all of the representations and warranties set forth in the Construction Loan Agreement and the other Loan Documents are true and correct in all respects as of the date hereof.

9. Counterparts. This Amendment may be executed in any number of identical counterparts, each of which for all purposes is to be deemed an original, but all of which shall constitute collectively one agreement.

10. Successors and Assigns. The terms and provisions of this Amendment shall be binding upon and shall inure to the benefit of the parties hereto and their respective successors and permitted assigns.

11. Governing Law. The terms of this Amendment shall be governed by, construed and interpreted in accordance with the laws of the State of New Jersey, without giving effect to such State's principles of conflict of laws.

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IN WITNESS WHEREOF, Lender and Borrower have duly executed this Amendment the day and year first above written.

LENDER:

CAPMARK BANK

By: ______________________________
Name: ___________________________
Title: ___________________________

PARAMOUNT COMMUNITY DEVELOPMENT FUND LLC, a Delaware limited liability company

By: Paramount New Market Tax Credit Fund, LLC, a Delaware limited liability company, its managing member

By: ___________________________
Name: Craig Dale
Title: Vice President

URBAN DEVELOPMENT FUND II, LLC

By: Capmark Capital Inc., formerly known as GMAC Commercial Holding Capital Corp., as authorized signatory and Originator under the Amended and Restated Origination Agreement

By:___________________________
Name:
Title: Vice President

BORROWER:

DVL KEARNY HOLDINGS, LLC

By: ___________________________
Name: Alan G. Cas?d
Title Pres?d

Agreed and consented to:

GUARANTOR:

DVL, INC.

By:______________________________

Name:

Title